     As filed with the Securities and Exchange Commission on July 26, 2000
                              Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                              QUALCOMM INCORPORATED
             (Exact Name Of Registrant As Specified In Its Charter)

                               ------------------

             DELAWARE                                 95-3685934
  (State or Other Jurisdiction of         (I.R.S. Employer Identification No.)
  Incorporation or Organization)

                              5775 MOREHOUSE DRIVE
                           SAN DIEGO, CALIFORNIA 92121
                                 (858) 587-1121
                    (Address Of Principal Executive Offices)

                               ------------------

                     SNAPTRACK, INC. 1995 STOCK OPTION PLAN
                            (Full Title Of The Plan)

                                IRWIN MARK JACOBS
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                              QUALCOMM INCORPORATED
                              5775 MOREHOUSE DRIVE
                           SAN DIEGO, CALIFORNIA 92121
                                 (858) 587-1121
 (Name, Address, Including Zip Code, And Telephone Number, Including Area Code,
                              Of Agent For Service)

                                   COPIES TO:

                              THOMAS A. COLL, ESQ.
                               COOLEY GODWARD LLP
                        4365 EXECUTIVE DRIVE, SUITE 1100
                           SAN DIEGO, CALIFORNIA 92121
                                 (858) 550-6000

                               ------------------

                         CALCULATION OF REGISTRATION FEE
================================================================================

================================================================================================================================
                                                      PROPOSED MAXIMUM          PROPOSED MAXIMUM
 TITLE OF SECURITIES TO        AMOUNT TO BE          OFFERING PRICE PER         AGGREGATE OFFERING            AMOUNT OF
      BE REGISTERED           REGISTERED (1)             SHARE (2)               PRICE (2)                REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------------
common stock, par                  4,718                   $1.59                    $7,501.62                   $1.98
value $.0001
================================================================================================================================

================================================================================

(1) On March 1, 2000, the Registrant completed the acquisition of SnapTrack, Inc., a Delaware corporation ("SnapTrack"). In connection with the acquisition, the Registrant assumed the obligations under SnapTrack's 1995 Stock Option Plan (the "1995 Plan") and is obligated to issue up to 1,552,966 shares of common stock of the Registrant pursuant to the exercise of stock options that were outstanding under the 1995 Plan on the date the acquisition of SnapTrack was consummated. The Registrant filed a Registration Statement on Form S-8 (File No. 333-32924) on March 21, 2000 pursuant to which the Registrant registered 1,548,248 shares of its common stock in connection with its obligations to issue common stock pursuant to the exercise of stock options that were outstanding under the 1995 Plan. The Registrant is obligated to issue up to an additional 4,718 shares of common stock of the Registrant pursuant to the exercise of stock options that were outstanding under the 1995 Plan, but were not included in the Registration Statement filed on March 21, 2000. The Registrant does not anticipate issuing any additional stock options under the 1995 Plan.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1) of the Securities Act of 1933, as amended, (the "Securities Act"). The price per share and the aggregate offering price are calculated on the basis of the actual exercise price upon which the options may be exercised.

================================================================================================================================
            CLASS OF SHARES                     NUMBER OF SHARES            OFFERING PRICE PER        AGGREGATE OFFERING
                                                                                   SHARE                    PRICE

--------------------------------------------------------------------------------------------------------------------------------
common stock issuable pursuant to                     4,718                        $1.59                  $7,501.62
outstanding options under the 1995
Plan
================================================================================================================================


================================================================================

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The contents of the following Registration Statements on Form S-8 filed with the Securities and Exchange Commission are incorporated by reference herein:

         1.       Registration Statement No. 33-45083 filed January 16, 1992;
         2.       Registration Statement No. 33-78150 filed April 26, 1994;
         3.       Registration Statement No. 33-78158 filed April 26, 1994;
         4.       Registration Statement No. 333-2752 filed March 25, 1996;
         5.       Registration Statement No. 333-2754 filed March 25, 1996;
         6.       Registration Statement No. 333-2756 filed March 25, 1996;
         7.       Registration Statement No. 333-32013 filed July 24, 1997;
         8.       Registration Statement No. 333-69457 filed December 22, 1998;
         9.       Registration Statement No. 333-95291 filed January 24, 2000;
                  and
         10.      Registration Statement No. 333-32924 filed March 21, 2000.

                                    EXHIBITS

EXHIBIT
NUMBER

5.1               Opinion of Cooley Godward LLP.

23.1              Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.2              Consent of Deloitte & Touche LLP.

23.3              Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1 to this Registration
                  Statement.

24                Power of Attorney is contained on the signature page of this Registration Statement

99.1              SnapTrack, Inc. 1995 Stock Option Plan, as amended. (1)

-------------

(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-8 (No. 333-32924) filed March 21, 2000 and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on July 19, 2000.

                                        QUALCOMM INCORPORATED

                                        By /s/ Irwin Mark Jacobs
                                          --------------------------------------
                                            Irwin Mark Jacobs, Chairman of the
                                            Board and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints IRWIN MARK JACOBS and ANTHONY S. THORNLEY and each or either one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                                 TITLE                                       DATE

/s/ Irwin Mark Jacobs
----------------------------                              Chairman of the Board, Chief               July 19, 2000
Irwin Mark Jacobs                                         Executive Officer and Director
                                                          (Principal Executive Officer)
/s/ Anthony S. Thornley
----------------------------                              Executive Vice President and               July 24, 2000
Anthony S. Thornley                                       Chief Financial Officer
                                                          (Principal Financial and
                                                          Accounting Officer)


/s/ Richard C. Atkinson
----------------------------                              Director                                   July 21, 2000
Richard C. Atkinson

/s/ Adelia A. Coffman
----------------------------                              Director                                   July 21, 2000
Adelia A. Coffman

/s/ Diana Lady Dougan
----------------------------                              Director                                   July 21, 2000
Diana Lady Dougan

/s/ Neil Kadisha
----------------------------                              Director                                   July 20, 2000
Neil Kadisha

/s/ Robert E. Kahn
----------------------------                              Director                                   July 23, 2000
Robert E. Kahn

/s/ Jerome S. Katzin
----------------------------                              Director                                   July 19, 2000
Jerome S. Katzin

/s/ Duane A. Nelles
----------------------------                              Director                                   July 21, 2000
Duane A. Nelles


----------------------------                              Director                                   July ___, 2000
Peter M. Sacerdote

/s/ Frank Savage
----------------------------                              Director                                   July 20, 2000
Frank Savage

/s/ Brent Scowcroft
----------------------------                              Director                                   July 20, 2000
Brent Scowcroft



/s/ Marc I. Stern
----------------------------                              Director                                   July 20, 2000
Marc I. Stern

/s/ Andrew J. Viterbi
----------------------------                              Director                                   July 19, 2000
Andrew J. Viterbi

                                  EXHIBIT INDEX

EXHIBIT
NUMBER

5.1               Opinion of Cooley Godward LLP.

23.1              Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.2              Consent of Deloitte & Touche LLP.

23.3              Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1 to this Registration
                  Statement.

24                Power of Attorney is contained on the signature page of this Registration Statement.

99.1              SnapTrack, Inc. 1995 Stock Option Plan, as amended. (1)

----------------

(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-8 (No. 333-32924) filed March 21, 2000 and incorporated herein by reference.